POWER OF ATTORNEY

     	The undersigned hereby appoints each of Thomas D. Malkoski, Steven O. Cordier, Margaret Von der Schmidt, and Richard B. Dodd, signing singly, the undersigned's attorney-in-fact to:

     	(1)	executed for the undersigned, in the undersigned's capacity as an officer and/or director of Penford Corporation (the "Company"), Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities exchange Act of 1934, as amended, and the rules and regulations thereunder; and

     	(2)	perform all acts for the undersigned that may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the Securities and Exchange Commission and any stock exchange or similar authority.

     	The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratify and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934, as amended.

     	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of August, 2003.


		                     /s/  Randy J. Burns